General and Basis of Presentation	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Basis of Presentation, and Description of Business
Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies
General
We are a publicly traded Delaware limited partnership. Williams Partners GP LLC, a Delaware limited liability company wholly owned by The Williams Companies, Inc. (Williams), serves as our general partner. As of December 31, 2013, Williams owns an approximate 62 percent limited partner interest, a 2 percent general partner interest and incentive distribution rights (IDRs) in us. All of our activities are conducted through Williams Partners Operating LLC (OLLC), an operating limited liability company (wholly owned by us). Our operations are located in the United States and Canada.
Description of Business
Our operations are located in North America and are organized into the following reportable segments: Northeast G&P, Atlantic-Gulf, West, and NGL & Petchem Services.
Northeast G&P is comprised of our midstream gathering and processing businesses in the Marcellus and Utica shale regions, as well as a 51 percent equity investment in Laurel Mountain Midstream, LLC (Laurel Mountain) and a 47.5 percent equity investment in Caiman Energy II, LLC (Caiman II).
Atlantic-Gulf is comprised of our interstate natural gas pipeline, Transcontinental Gas Pipe Line Company, LLC (Transco), and significant natural gas gathering and processing and crude oil production handling and transportation in the Gulf Coast region, as well as a 50 percent equity investment in Gulfstream Natural Gas System, L.L.C. (Gulfstream), a 41 percent interest in Constitution Pipeline Company, LLC (Constitution) (a consolidated entity), and a 60 percent equity investment in Discovery Producer Services LLC (Discovery).
West is comprised of our gathering, processing, and treating operations in New Mexico, Colorado, and Wyoming and our interstate natural gas pipeline, Northwest Pipeline LLC (Northwest Pipeline).
NGL & Petchem Services is comprised of our 83.3 percent undivided interest in an olefins production facility in Geismar, Louisiana, along with a refinery grade propylene splitter and pipelines in the Gulf Coast region, an oil sands offgas processing plant located near Fort McMurray, Alberta, and a natural gas liquid (NGL)/olefin fractionation facility and butylene/butane splitter facility at Redwater, Alberta. This segment also includes our NGL and natural gas marketing business, storage facilities and an undivided 50 percent interest of an NGL fractionator near Conway, Kansas, and a 50 percent equity investment in Overland Pass Pipeline, LLC (OPPL).
Basis of Presentation

In February 2014, we acquired certain Canadian operations from Williams (Canada Acquisition) for total consideration of $25 million of cash (subject to certain closing adjustments), 25,577,521 Class D limited-partner units, and an increase in the capital account of our general partner to allow it to maintain its 2 percent general partner interest. In lieu of cash distributions, the Class D units will receive quarterly distributions of additional paid-in-kind Class D units. All outstanding Class D units will be convertible to common units beginning in the first quarter of 2016. The contribution agreement governing the Canada Acquisition provides that we can issue additional Class D units to Williams on a quarterly basis through 2015 for up to a total of $200 million in cash for the purpose of funding certain facility expansions. This common control acquisition was treated similar to a pooling of interests whereby the historical results of operations were combined with ours for all periods presented. These Canadian operations are reported in our NGL & Petchem Services segment.

Prior period amounts and disclosures have been recast for this transaction. The effect of recasting our financial statements to account for this transaction increased net income by $49 million, $59 million and $93 million for the years ended 2013, 2012, and 2011, respectively, and also resulted in Foreign currency translation adjustments of $(56) million , $20 million , and $(16) million for the years ended 2013, 2012, and 2011, respectively, reflected within Other comprehensive income (loss). This acquisition does not impact historical earnings per unit as pre-acquisition earnings were allocated to our general partner.
In November 2012, we acquired an entity that holds an 83.3 percent undivided interest in an olefins-production facility in Geismar, Louisiana, and associated assets from Williams for total consideration of 42,778,812 of our limited partner units, $25 million in cash, and an increase in the capital account of our general partner to allow it to maintain its 2 percent general partner interest (Geismar Acquisition). The acquired entity was an affiliate of Williams at the time of the acquisition; therefore, the acquisition was accounted for as a common control transaction, whereby the acquired assets and liabilities were combined with ours at their historical amounts. This common control acquisition was treated similar to a pooling of interests whereby the historical results of operations were combined with ours for all periods presented. In first-quarter 2013, we received $25 million in cash from Williams and Williams waived $4 million in payments on its IDRs with respect to our May 2013 distribution related to a working capital adjustment associated with the acquisition.
In May 2011, we acquired a 24.5 percent equity interest in Gulfstream from a subsidiary of Williams in exchange for aggregate consideration of $297 million of cash, 632,584 of our limited partner units, and an increase in the capital account of our general partner to allow it to maintain its 2 percent general partner interest. In June 2012, we acquired an additional 1 percent interest in Gulfstream from a subsidiary of Williams in exchange for 238,050 of our limited partner units, and an increase in the capital account of our general partner to allow it to maintain its 2 percent general partner interest. The equity interests acquired in these transactions were affiliates of Williams at the time of the acquisitions; therefore, each was accounted for as a common control transaction. The equity interests acquired were combined with our investments as of the date of transfer such that our historical results of operations for periods prior to the acquisitions were unchanged. These transactions are collectively referred to as the Gulfstream Acquisitions and the investment is reported in our Atlantic-Gulf segment.
Summary of Significant Accounting Policies
Principles of consolidation
The consolidated financial statements include the accounts of all entities that we control and our proportionate interest in the accounts of ventures in which we own an undivided interest. Management judgment is required to evaluate whether we control an entity. Key areas of that evaluation include:

•	Determining whether an entity is a variable interest entity (VIE);

•
Determining whether we are the primary beneficiary of a VIE, including evaluating which activities of the VIE most significantly impact its economic performance and the degree of power that we and our related parties have over those activities through our variable interests;

•	Identifying events that require reconsideration of whether an entity is a VIE and continuously evaluating whether we are a VIE’s primary beneficiary;

•
Evaluating whether other owners in entities that are not VIEs are able to effectively participate in significant decisions that would be expected to be made in the ordinary course of business such that we do not have the power to control such entities.

We apply the equity method of accounting to investments in entities over which we exercise significant influence but do not control.
Common control transactions
Entities and assets acquired from Williams and its affiliates are accounted for as common control transactions whereby the net assets acquired are combined with ours at their historical amounts. If any cash consideration transferred in such a transaction exceeds the carrying value of the net assets acquired, the excess is treated as a capital transaction with our general partner, similar to a dividend. If the carrying value of the net assets acquired exceeds any cash consideration transferred and limited partner units are also issued as consideration, then the limited partner units are recorded at an amount equal to the excess of the carrying value of the net assets acquired over any cash consideration transferred. To the extent that such transactions require prior periods to be recast, historical net equity amounts prior to the transaction date are reflected in the account of the general partner. Cash consideration up to the carrying value of net assets acquired is presented as an investing activity in our Consolidated Statement of Cash Flows. Cash consideration in excess of the carrying value of net assets acquired is presented as a financing activity in our Consolidated Statement of Cash Flows.
Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
Significant estimates and assumptions include:

•	Impairment assessments of investments, property, plant, and equipment, goodwill and other identifiable intangible assets;

•	Litigation-related contingencies;

•	Environmental remediation obligations;

•	Asset retirement obligations;

•	Acquisition related purchase price allocations.

These estimates are discussed further throughout these notes.
Regulatory accounting
Transco and Northwest Pipeline are regulated by the Federal Energy Regulatory Commission (FERC). Their rates, which are established by the FERC, are designed to recover the costs of providing the regulated services, and their competitive environment makes it probable that such rates can be charged and collected. Therefore, our management has determined that it is appropriate to account for and report regulatory assets and liabilities related to these operations consistent with the economic effect of the way in which their rates are established. Accounting for these operations that are regulated can differ from the accounting requirements for non regulated operations. The components of our regulatory assets and liabilities relate to the effects of deferred taxes on equity funds used during construction, asset retirement obligations, fuel cost differentials, levelized incremental depreciation, negative salvage, and postretirement benefits. Our current and noncurrent regulatory asset and liability balances for the years ended December 31, 2013 and 2012 are as follows:

	December 31,
	2013	2012
	(Millions)
Current assets reported within Other current assets	$39	$39
Noncurrent assets reported within Regulatory assets, deferred charges, and other	315	275
Total regulated assets	$354	$314

Current liabilities reported within Other accrued liabilities	$19	$15
Noncurrent liabilities reported within Regulatory liabilities, deferred income and other	289	250
Total regulated liabilities	$308	$265

Cash and cash equivalents
Cash and cash equivalents in the Consolidated Balance Sheet includes amounts primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government. These have maturity dates of three months or less when acquired.
Accounts receivable
Accounts receivable are carried on a gross basis, with no discounting, less an allowance for doubtful accounts. We estimate the allowance for doubtful accounts based on existing economic conditions, the financial condition of our customers, and the amount and age of past due accounts. We consider receivables past due if full payment is not received by the contractual due date. Interest income related to past due accounts receivable is generally recognized at the time full payment is received or collectability is assured. Past due accounts are generally written off against the allowance for doubtful accounts only after all collection attempts have been exhausted.
Inventory valuation
All Inventories in the Consolidated Balance Sheet are stated at the lower of cost or market. The cost of inventories is primarily determined using the average-cost method.
Property, plant, and equipment
Property, plant, and equipment is recorded at cost. We base the carrying value of these assets on estimates, assumptions, and judgments relative to capitalized costs, useful lives, and salvage values.
As regulated entities, Northwest Pipeline and Transco provide for depreciation using the straight-line method at FERC-prescribed rates. Depreciation for nonregulated entities is provided primarily on the straight-line method over estimated useful lives, except for certain offshore facilities that apply a declining balance method. (See Note 11 – Property, Plant and Equipment.)
Gains or losses from the ordinary sale or retirement of property, plant, and equipment for regulated pipelines are credited or charged to accumulated depreciation; other gains or losses are recorded in Other (income) expense – net included in Operating income in the Consolidated Statement of Comprehensive Income.
Ordinary maintenance and repair costs are generally expensed as incurred. Costs of major renewals and replacements are capitalized as property, plant, and equipment.
We record a liability and increase the basis in the underlying asset for the present value of each expected future asset retirement obligation (ARO) at the time the liability is initially incurred, typically when the asset is acquired or constructed. As regulated entities, Northwest Pipeline and Transco offset the depreciation of the underlying asset that is attributable to capitalized ARO cost to a regulatory asset. We measure changes in the liability due to passage of time by applying an interest method of allocation. This amount is recognized as an increase in the carrying amount of the liability and as a corresponding accretion expense included in Operating and maintenance expenses in the Consolidated Statement of Comprehensive Income, except for regulated entities, for which the liability is offset by a regulatory asset as management expects to recover amounts in future rates. The regulatory asset is amortized commensurate with the collection of those costs in rates.
Measurements of AROs include, as a component of future expected costs, an estimate of the price that a third party would demand, and could expect to receive, for bearing the uncertainties inherent in the obligations, sometimes referred to as a market-risk premium.

Goodwill
Goodwill in the Consolidated Balance Sheet represents the excess cost over fair value of the net assets of businesses acquired. It is not subject to amortization but is evaluated annually as of October 1 for impairment or more frequently if impairment indicators are present that would indicate it is more likely than not that the fair value of the reporting unit is less than its carrying amount. As part of the evaluation, we compare our estimate of the fair value of the reporting unit with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, a computation of the implied fair value of the goodwill is compared with its related carrying value. If the carrying value of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in the amount of the excess.
Other intangible assets
Our identifiable intangible assets are primarily related to gas gathering, processing and fractionation contracts, and relationships with customers. Our intangible assets are amortized on a straight-line basis over the period in which these assets contribute to our cash flows. We evaluate these assets for changes in the expected remaining useful lives and would reflect any changes prospectively through amortization over the revised remaining useful life.
Impairment of property, plant, and equipment, other identifiable intangible assets, and investments
We evaluate our property, plant, and equipment and other identifiable intangible assets for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such assets may not be recoverable. When an indicator of impairment has occurred, we compare our management’s estimate of undiscounted future cash flows attributable to the assets to the carrying value of the assets to determine whether an impairment has occurred and we may apply a probability-weighted approach to consider the likelihood of different cash flow assumptions and possible outcomes including selling in the near term or holding for the remaining estimated useful life. If an impairment of the carrying value has occurred, we determine the amount of the impairment recognized in the financial statements by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.
For assets identified to be disposed of in the future and considered held for sale, we compare the carrying value to the estimated fair value less the cost to sell to determine if recognition of an impairment is required. Until the assets are disposed of, the estimated fair value, which includes estimated cash flows from operations until the assumed date of sale, is recalculated when related events or circumstances change.
We evaluate our investments for impairment when events or changes in circumstances indicate, in our management’s judgment, that the carrying value of such investments may have experienced an other-than-temporary decline in value. When evidence of loss in value has occurred, we compare our estimate of fair value of the investment to the carrying value of the investment to determine whether an impairment has occurred. If the estimated fair value is less than the carrying value and we consider the decline in value to be other-than-temporary, the excess of the carrying value over the fair value is recognized in the consolidated financial statements as an impairment charge.
Judgments and assumptions are inherent in our management’s estimate of undiscounted future cash flows and an asset’s or investment’s fair value. Additionally, judgment is used to determine the probability of sale with respect to assets considered for disposal.

Contingent liabilities
We record liabilities for estimated loss contingencies, including environmental matters, when we assess that a loss is probable and the amount of the loss can be reasonably estimated. These liabilities are calculated based upon our assumptions and estimates with respect to the likelihood or amount of loss and upon advice of legal counsel, engineers, or other third parties regarding the probable outcomes of the matters. These calculations are made without consideration of any potential recovery from third parties. We recognize insurance recoveries or reimbursements from others when realizable. Revisions to these liabilities are generally reflected in income when new or different facts or information become known or circumstances change that affect the previous assumptions or estimates.
Cash flows from revolving credit facility and commercial paper program
Proceeds and payments related to borrowings under our credit facility are reflected in the financing activities in the Consolidated Statement of Cash Flows on a gross basis. Proceeds and payments related to borrowings under our commercial paper program are reflected in the financing activities in the Consolidated Statement of Cash Flows on a net basis, as the outstanding notes generally have maturity dates less than three months from the date of issuance. (See Note 12 – Debt, Banking Arrangements, and Leases.)
Derivative instruments and hedging activities
We may utilize derivatives to manage a portion of our commodity price risk. These instruments consist primarily of swaps, futures, and forward contracts involving short- and long-term purchases and sales of physical energy commodities. We report the fair value of derivatives, except those for which the normal purchases and normal sales exception has been elected, in Other current assets; Regulatory assets, deferred charges, and other; Other accrued liabilities; or Regulatory liabilities, deferred income, and other in the Consolidated Balance Sheet. We determine the current and noncurrent classification based on the timing of expected future cash flows of individual trades. We report these amounts on a gross basis. Additionally, we report cash collateral receivables and payables with our counterparties on a gross basis. See Note 14 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk.
The accounting for the changes in fair value of a commodity derivative can be summarized as follows:

Derivative Treatment	Accounting Method
Normal purchases and normal sales exception	Accrual accounting
Designated in a qualifying hedging relationship	Hedge accounting
All other derivatives	Mark-to-market accounting
We may elect the normal purchases and normal sales exception for certain short- and long-term purchases and sales of physical energy commodities. Under accrual accounting, any change in the fair value of these derivatives is not reflected on the balance sheet after the initial election of the exception.
We may also designate a hedging relationship for certain commodity derivatives. For a derivative to qualify for designation in a hedging relationship, it must meet specific criteria and we must maintain appropriate documentation. We establish hedging relationships pursuant to our risk management policies. We evaluate the hedging relationships at the inception of the hedge and on an ongoing basis to determine whether the hedging relationship is, and is expected to remain, highly effective in achieving offsetting changes in fair value or cash flows attributable to the underlying risk being hedged. We also regularly assess whether the hedged forecasted transaction is probable of occurring. If a derivative ceases to be or is no longer expected to be highly effective, or if we believe the likelihood of occurrence of the hedged forecasted transaction is no longer probable, hedge accounting is discontinued prospectively, and future changes in the fair value of the derivative are recognized currently in Product sales or Product costs in the Consolidated Statement of Comprehensive Income.
For commodity derivatives designated as a cash flow hedge, the effective portion of the change in fair value of the derivative is reported in Accumulated other comprehensive income (loss) (AOCI) in the Consolidated Balance Sheet and reclassified into earnings in the period in which the hedged item affects earnings. Any ineffective portion of the derivative’s change in fair value is recognized currently in Product sales or Product costs in the Consolidated Statement of Comprehensive Income. Gains or losses deferred in AOCI associated with terminated derivatives, derivatives that cease to be highly effective hedges, derivatives for which the forecasted transaction is reasonably possible but no longer probable of occurring, and cash flow hedges that have been otherwise discontinued remain in AOCI until the hedged item affects earnings. If it becomes probable that the forecasted transaction designated as the hedged item in a cash flow hedge will not occur, any gain or loss deferred in AOCI is recognized in Product sales or Product costs in the Consolidated Statement of Comprehensive Income at that time. The change in likelihood of a forecasted transaction is a judgmental decision that includes qualitative assessments made by management.
For commodity derivatives that are not designated in a hedging relationship, and for which we have not elected the normal purchases and normal sales exception, we report changes in fair value currently in Product sales or Product costs in the Consolidated Statement of Comprehensive Income.
Certain gains and losses on derivative instruments included in the Consolidated Statement of Comprehensive Income are netted together to a single net gain or loss, while other gains and losses are reported on a gross basis. Gains and losses recorded on a net basis include unrealized gains and losses on all derivatives that are not designated as hedges and for which we have not elected the normal purchases and normal sales exception.
Realized gains and losses on derivatives that require physical delivery, as well as natural gas derivatives for NGL processing activities and which are not held for trading purposes nor were entered into as a pre-contemplated buy/sell arrangement, are recorded on a gross basis. In reaching our conclusions on this presentation, we considered whether we act as principal in the transaction; whether we have the risks and rewards of ownership, including credit risk; and whether we have latitude in establishing prices.
Revenues
As a result of the ratemaking process, certain revenues collected by us may be subject to refunds upon the issuance of final orders by the FERC in pending rate proceedings. We record estimates of rate refund liabilities considering our and other third-party regulatory proceedings, advice of counsel and other risks.
Service revenues
Revenues include services pursuant to long-term firm transportation and storage agreements within our interstate natural gas pipeline businesses. These agreements provide for a reservation charge based on the volume of a contracted capacity and a commodity charge based on the volume of gas delivered, both at rates specified in our FERC tariffs. We recognize revenues for reservation charges ratably over the contract period regardless of the volume of natural gas that is transported or stored. Revenues for commodity charges, from both firm and interruptible transportation services, and storage injection and withdrawal services are recognized when natural gas is delivered at the agreed upon delivery point or when natural gas is injected or withdrawn from the storage facility.
Certain revenues from our midstream operations include those derived from natural gas gathering and processing services and are performed under volumetric-based fee contracts. These revenues are recorded when services have been performed.
Crude oil gathering and transportation revenues and offshore production handling fees are recognized when the services have been performed. Certain offshore production handling contracts contain fixed payment terms that result in the deferral of revenues until such services have been performed.

Storage revenues from our midstream operations associated with prepaid contracted storage capacity contracts are recognized on a straight-line basis over the life of the contract as services are provided.
Product sales
In the course of providing transportation services to customers of our interstate natural gas pipeline businesses, we may receive different quantities of gas from shippers than the quantities delivered on behalf of those shippers. The resulting imbalances are primarily settled through the purchase and sale of gas with our customers under terms provided for in our FERC tariffs. Revenue is recognized from the sale of gas upon settlement of the transportation and exchange imbalances.
We market NGLs, crude oil, natural gas, and olefins that we purchase from our producer customers as part of the overall service provided to producers. Revenues from marketing NGLs are recognized when the products have been sold and delivered.
Under our keep-whole and percent-of-liquids processing contracts, we retain the rights to all or a portion of the NGLs extracted from the producers’ natural gas stream and recognize revenues when the extracted NGLs are sold and delivered.
Our domestic olefins business produces olefins from purchased or produced feedstock and we recognize revenues when the olefins are sold and delivered.
Our Canadian business has processing and fractionation operations where we retain certain NGLs and olefins from an upgrader’s offgas stream and we recognize revenues when the fractionated products are sold and delivered.
Interest capitalized
We capitalize interest during construction on major projects with construction periods of at least 3 months and a total project cost in excess of $1 million. Interest is capitalized on borrowed funds and, where regulation by the FERC exists, on internally generated funds. The latter is included in Other income (expense) – net below Operating income in the Consolidated Statement of Comprehensive Income. The rates used by regulated companies are calculated in accordance with FERC rules. Rates used by nonregulated companies are based on our average interest rate on debt.
Income taxes
We generally are not a taxable entity for income tax purposes, with the exception of Texas franchise tax and foreign income taxes associated with our Canadian operations. Other income taxes on net income are generally borne by individual partners. Net income for financial statement purposes may differ significantly from taxable income of unitholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregated difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each partner’s tax attributes in us is not available to us.
Foreign deferred income taxes are computed using the liability method and are provided on all temporary differences between the financial basis and the tax basis of the related assets and liabilities. Our management’s judgment and income tax assumptions are used to determine the levels, if any, of valuation allowances associated with deferred tax assets.
Earnings per unit
We use the two-class method to calculate basic and diluted earnings per unit whereby net income, adjusted for items specifically allocated to our general partner, is allocated on a pro-rata basis between unitholders and our general partner. Basic and diluted earnings per unit are based on the average number of common units outstanding. Basic and diluted earnings per unit are equivalent as there are no dilutive securities outstanding.

Pension and other postretirement benefits
We do not have employees. Certain of the costs charged to us by Williams associated with employees who directly support us include costs related to Williams’ pension and other postretirement benefit plans. (See Note 9 – Benefit Plans.) Although the underlying benefit plans of Williams are single-employer plans, we follow multiemployer plan accounting whereby the amount charged to us, and thus paid by us, is based on our share of net periodic benefit cost.
Foreign currency translation
Our foreign subsidiaries use the Canadian dollar as their functional currency. Assets and liabilities of such foreign subsidiaries are translated at the spot rate in effect at the applicable reporting date, and the combined statements of comprehensive income are translated into the U.S. dollar at the average exchange rates in effect during the applicable period. The resulting cumulative translation adjustment is recorded as a separate component of AOCI.
Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates when the transactions are settled result in transaction gains and losses which are reflected in the Consolidated Statement of Comprehensive Income.
Accumulated Other Comprehensive Income (Loss)
AOCI is substantially comprised of foreign currency translation adjustments. These adjustments did not impact Net income in any of the periods presented.